SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:                                             28-May-02

New Century Mortgage Securities, Inc.

(AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
DATED AS OF FEBRUARY 1, 2002, PROVIDING FOR THE ISSUANCE OF
ASSET BACKED PASS-THROUGH CERTIFICATES,
SERIES 2002-1)

New Century Home Equity Loan Turst, Series 2002-1
(Exact name of registrant as specified in its charter)

Delaware                                           333-72880
(State or Other                                    (Commission
Jurisdiction of                                    File Number)
Incorporation)

33-0852169
(I.R.S. Employer
Identification
Number)

18400 Von Karman, Suite 1000
Irvine, CA                                                      92612
(Address of Principal                                     (Zip Code)
Executive Offices)

Registrant's telephone number: (949) 863-7243

Item 5.  Other Events

             On     28-May-02    a scheduled distribution was made
from the trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
25-Mar-02       The Monthly Report is filed pursuant
to and in accordance with (1) numerous no-action letters
(2) current Commission policy in the area.

A.              Monthly Report Information:
                See Exhibit No.1

B.              Have any deficiencies occurred?   NO.
                                 Date:
                                 Amount:

C.              Item 1: Legal Proceedings:         NONE

D.              Item 2: Changes in Securities:     NONE

E.Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F.              Item 5: Other Information - Form 10-Q, Part II -
                Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

                Exhibit No.

1. Monthly Distrib Rep dated:                               28-May-02

NEW CENTURY HOME EQUITY LOAN TRUST
ASSET BACKED PASS-THROUGH CERTIFICATES
SERIES 2002-1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                                          05/28/02

                    Beginning
                   Certificate
Class                  Bal              Prin
A                 160,231,105.03      1,767,306.01
M-1                12,415,000.00              0.00
M-2                11,423,000.00              0.00
M-3                 9,435,000.00              0.00
M-4                   497,000.00              0.00
CE                  3,972,995.79              0.00
P                         100.00              0.00
Total             197,974,200.82      1,767,306.01

                                       Ending
                                    Certificate
Class                Losses             Bal
A                           0.00    158,463,799.02
M-1                         0.00     12,415,000.00
M-2                         0.00     11,423,000.00
M-3                         0.00      9,435,000.00
M-4                         0.00        497,000.00
CE                          0.00      3,972,995.79
P                           0.00            100.00
Total                       0.00    196,206,894.81

                                                        Current
                                                      Pass-Through
Class                 Cusip             Int             Int Rate
A                   64352VCC3           318,726.37           2.17000%
M-1                 64352VCD1            30,158.10           2.65000%
M-2                 64352VCE9            34,031.02           3.25000%
M-3                 64352VCF6            33,297.69           3.85000%
M-4                 64352VCG4             1,913.45           4.20000%
CE                  6435299A0           925,347.44           5.60890%
P                   6435299B8            12,525.30         NA
Total                                 1,355,999.37



AMOUNTS PER $1,000 UNIT

Class                 Prin              Int              Total
A                      10.983810          1.980885          12.96469
M-1                     0.000000          2.429166           2.42917
M-2                     0.000000          2.979167           2.97917
M-3                     0.000000          3.529167           3.52917
M-4                     0.000000          3.850000           3.85000
CE                      0.000000        232.909243         232.90924
P                       0.000000     125253.000000      125253.00000


                                       Ending
                                    Certificate
Class                Losses             Bal
A                       0.000000        984.852792
M-1                     0.000000       1000.000000
M-2                     0.000000       1000.000000
M-3                     0.000000       1000.000000
IO                      0.000000       1000.000000
CE                      0.000000       1000.000000
P                       0.000000       1000.000000


MASTER SERVICER COMPENSATION       82,489

P&I ADVANCES
Total Advances                                             1,277,953
*Note: P&I Advances are made on Mortgage Loans Delinquent as of the Determiniation Date.

BALANCES AS OF:                             5/28/02
Stated Prin Bal of Mtge Loans (excluding REOs)           196,206,895
Stated Prin Bal of REO Properties                                  0

MORTGAGE LOAN
  CHARACTERISTICS                         Beginning            Ending
Number of Loans                                 586               582
Agg Prin Balance                        197,974,201        196,206,895

Wghtd Avg Rem Term to Maturity                     356
Beg Wghtd Avge Mortgage Rate                                   8.660%

DELINQ INFORMATION                     Unpaid Prin       Stated Prin
                Number                         Bal               Bal
30-59 days      9                        2,837,157         2,832,755
60-89           2                          584,798           583,189
90+             0                                0                 0
Fcls            8                        1,600,030         1,597,529
Bankruptcies    0                                0                 0
Bkcy 60+ Delq   0                                0                 0
*Note: In accordance with the Master Servicer, the Delq Info relates to the Prepayment Period.

Total Book Value of REO Properties:                                 0


Aggregate Amount of Principal Prepayments
Curtailments                                18,332
Payments in Full                         1,626,789
 Liquidation Proceeds                            0
Total                                    1,645,120

Prepayment Charges                          12,525
REO Principal Amortization                       0



Realized Losses that were incurred during the related Prepayment Period
Total Realized Losses                            0
Which Include:
Bankruptcy Losses                                0
Cumulative Realized Losses                       0

Extraordinary Trust Fund Expenses withdrawn from the Collection
Account or Distribution Account that caused a reduction of the
Available Distribution Amount:                                       0

CERTIFICATE FACTOR
                      Certificate
                           Factor
Class A                  0.984853
Class M-1                1.000000
Class M-2                1.000000
Class M-3                1.000000
Class M-4                1.000000
Class CE                 0.987731


INTEREST DISTRIBUTION AMOUNTS


                         Interest         Interest
                     Distribution     Carry Forward
Class                      Amount            Amount
A                        318,726                 0
M-1                       30,158                 0
M-2                       34,031                 0
M-3                       33,298                 0
M-4                        1,913                 0
CE                       925,347                 NA
TOTAL                  1,343,474                 0

                Reduction from the Allocation of:
                                         Prepayment        Relief Act
                         Realized          Interest          Interest
Class                      Losses        Shortfalls        Shortfalls
A                              0                 0                 0
M-1                            0                 0                 0
M-2                            0                 0                 0
M-3                            0                 0                 0
M-4                            0                 0                 0
CE                             0                 0                 0
TOTAL                          0                 0                 0


PPIS not covered by the Servicer                                   0


Relief Act Interest Shortfall                                      0

Required Overcollateralized Amount                         3,972,996
Credit Enhancement Percentage                                 19.236%

Overcollateralization Increase Amount                              0

Overcollateralization Reduction Amount                             0


AGGREGATE  LOSS  SEVERITY  %                                   0.000%

PERFORMANCE MEASURES
Net Monthly Excess Cash Flow                                 925,347

Delinquency Percentage                                         1.111%

Stepdown Date Occurrence                                           NO
Trigger Event Occurrence                                           NO

Net WAC Rate Carryover Amount
                          Current            Amount
                     Net WAC Rate           Unpaid
                     Carryforward             After
Class                      Amount     Distributions
A                              0                 0
M-1                            0                 0
M-2                            0                 0
M-3                            0                 0
M-4                            0                 0
TOTAL                          0                 0


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

New Century Mortgage Securities, Inc.


                By: /s/ Eve Kaplan
                Name:  Eve Kaplan
                Title: Vice President
                U.S. Bank National Association

Dated:                    5/28/02